Exhibit 99.1

Bar Harbor Bankshares Reports Second Quarter Results; Declares Dividend

BAR HARBOR, MAINE – July 21, 2022 - Bar Harbor Bankshares (NYSE American: BHB) reported second quarter 2022 net income of $10.5 million or $0.70 per diluted share compared to $9.0 million or $0.60 per diluted share in the same quarter of 2021.  Earnings per share in the prior year quarter included a $0.05 benefit from Paycheck Protection Program (PPP) loans offset by $0.03 of non-core items (non-GAAP).

SECOND QUARTER HIGHLIGHTS (ratios compared to the second quarter 2021)

●	1.14% return on assets, compared to 0.97%
●	11% annualized loan growth
●	9% annualized core deposit growth
●	3.19% net interest margin, compared to 2.74%
●	59% efficiency ratio, compared to 63%
●	0.21% non-performing asset ratio to total assets, compared to 0.37%

President and Chief Executive Officer, Curtis C. Simard stated, “Our performance in the second quarter continues to reflect all the hard work everyone is doing across our Company.  We increased net income per diluted share by 17%, which improved all of our performance metrics even without any benefit from PPP accretion. We delivered loan growth across all product offerings; Commercial loans, excluding PPP, grew 14% on annualized basis, driven both by existing and new customer growth.  This strong loan growth in the first half of the year, along with rising rates, drove meaningful growth in net interest income and expansion in net interest margin.  The quarter was also highlighted by solid, positive operating leverage which improved our efficiency ratio.”

“Wealth management income remained strong during the quarter.  Assets under management decreased 9%, which is manageable compared to the 16% decline in the S&P 500 index for the same period.  Net customer cash inflows were strong in the quarter.  We completed the consolidation of our wealth platforms under the Bar Harbor Wealth Management brand during the quarter which delivers a simplified, comprehensive offering across our footprint. We've invested in continuous improvements in our financial planning capabilities, reflecting our deep, long-term care for our customers and their families.”

“Asset quality continues to remain strong as total nonperforming assets improved by $1.3 million to 0.21% of total assets and net charge-offs were essentially zero during the quarter.  As the economic environment continues to evolve, we believe that our disciplined strategy to responsibly grow business lines where we possess specialized sector and underwriting expertise has resulted in almost no losses for the quarter.  We remain committed to those relationships with proven operators.  This has allowed us to maintain a superior credit risk profile in our commercial banking business.”

Mr. Simard further stated, “As we continue to grow profitably, we remain steadfast in our commitment to return capital to our shareholders.  Last month, our Board of Directors authorized a stock repurchase plan for up to 5% of our common shares, which represents approximately 751,000 shares.  No repurchases were made in the second quarter and we will continue to be opportunistic taking into consideration market conditions, including interest rate volatility and potential loan and risk-weighted asset growth.  We grew tangible book value 6% excluding unrealized security losses, which are considered temporary in nature.  And as of the June 30, 2022 stock price, our dividend yield is now over 4%.  Given our already strong capital ratios and our organic growth rate, we continue to be well-positioned as we look to future growth.”

Mr. Simard concluded, “Our customers and communities have noticed our success as we further establish ourselves as the go-to banking institution in Northern New England. With that in mind, I am excited to share that in addition to being named one of America’s Best Banks by Newsweek for 2022, we were recently recognized as one of America’s Best Banks by Forbes Magazine. This type of recognition from such a renowned publication does not come easily. It is a testament to our teams' hard work every day. Looking forward into the second half of 2022, there are macroeconomic factors that remain uncertain.  We believe having a strong balance sheet, robust

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pipelines, a sound mix of fee-based businesses, and a focus on expense management as we execute against our strategies will provide the foundation for continued success.”

DIVIDEND DECLARED

The Board of Directors voted to declare a cash dividend of $0.26 per share to shareholders of record at the close of business on August 16, 2022 payable on September 16, 2022.  This dividend equates to a 4.02% annualized yield based on the $25.86 closing price of the Company’s common stock at the end of the second quarter of 2022.

FINANCIAL CONDITION

Loans were $2.7 billion at the end of the second quarter. Excluding PPP loans, commercial loans increased $55.8 million from the end of the first quarter 2022 and included over 70 new customer relationships.  Total residential loans increased $8.3 million from the end of the first quarter 2022, and included $18.3 million of originations on the balance sheet offset by prepayments and amortization.

The allowance for credit losses was $23.8 million for the second quarter, compared to $23.2 million at the end of the first quarter 2022. A steadying economic forecast and disciplined approach to credit quality resulted in an allowance to total loans coverage ratio of 0.87% consistent with the end of the first quarter.  The second quarter 2022 charged off loans resulted in a net recovery of $32 thousand compared to $95 thousand in the first quarter.  Non-accruing loans for the second quarter 2022 decreased to $7.9 million from $9.2 million at the end of the first quarter.  The ratio of accruing past due loans to total loans was 0.12% of total loans at the end of the second quarter from 0.25% at the end of the first quarter.

Total deposits were $3.1 billion at the end of the second quarter 2022 compared to $3.0 billion at the end of the first quarter. Core deposits grew $60.8 million, or 9% on an annualized basis, during the quarter as nearly 840 net new customer accounts were opened.  The loan to deposit ratio was 89% compared to 87% at the end of the first quarter 2022, the increase was due to outsized loan growth. Time deposits decreased $30.0 million during the quarter attributable to customers continuing to move funds to transactional accounts upon contractual maturity.

The Company’s book value per share was $26.19 at June 30, 2022, compared with $27.11 at the end of the first quarter. Tangible book value per share (non-GAAP measure) was $17.83 at the end of the second quarter 2022, compared to $18.72 at the end of the first quarter.  Other comprehensive income included unrealized loss on securities totaling $38.3 million in the second quarter 2022 compared to $20.2 million at the end of the first quarter.

RESULTS OF OPERATIONS

Net income in the second quarter 2022 was $10.5 million, or $0.70 per diluted share, compared to $9.0 million, or $0.60 per diluted share, in the same quarter of 2021.  Core earnings (non-GAAP) totaled $10.5 million or $0.70 per diluted share, compared to $9.4 million, or $0.63 per diluted share, in the same quarter of 2021.  PPP income was $27 thousand compared to $1.1 million in the second quarter 2021.

Net interest margin was 3.19% compared to 2.74% in the same period of 2021. Acceleration of PPP loan fee amortization due to forgiveness contributed 7 basis points in the second quarter 2021.  Interest-bearing cash balances, held mostly at the Federal Reserve Bank, reduced NIM by 5 basis points in the second quarter 2022 and 19 basis points in the second quarter 2021.  The yield on earning assets totaled 3.46% compared to 3.26% in the second quarter 2021.  Excluding the impact of PPP and excess cash, the yield on earning assets totaled 3.51% and 3.44% for the same periods. The yield on loans was 3.71% in the second quarter 2022, and 3.70% in the second quarter of 2021. Excluding PPP loans the yield on loans was 3.71% in the second quarter of 2022 and 3.64% in the second quarter 2021.  Costs of interest-bearing liabilities decreased to 0.36% from 0.66% in the second quarter 2021 due to lower deposit rates and less wholesale borrowings.

The provision for credit losses for the quarter was $534 thousand, compared to a recapture of $765 thousand in the second quarter of 2021.  The provision in the second quarter 2022 is attributable to loan growth offset in part by continued improvement in credit quality metrics.

Non-interest income in the second quarter 2022 was $9.0 million, compared to $9.5 million in the same quarter of 2021.  Customer service fees were $3.7 million in the second quarter compared to $3.3 million in the same period of 2021. The increase included over 800 net new accounts that were opened during the quarter and a higher volume of customer activity and transactions. Wealth management income was $3.8 million in the second quarter of 2022 and the second quarter of 2021 on strong cash inflows offset by market volatility effects on assets under management.  Mortgage banking income was $488 thousand, compared to $1.5 million in the same period of 2021 reflecting higher on balance sheet activity and lower residential loan originations.

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Non-interest expense was $21.7 million in the second quarter 2022 and the same quarter of 2021 reflecting consistent and stable costs across most categories.  The efficiency ratio in the second quarter 2022 was 59.25%, down from 63.45% in the second quarter 2021.  Non-core expenses (non-GAAP) in the second quarter 2022 consisted of a $10 thousand loss on the sale of premises and equipment. In the same quarter of 2021, non-core expenses (non-GAAP) totaled $553 thousand were mostly a one-time reduction in workforce.

BHB - Bar Harbor Bankshares	Page 3	www.barharbor.bank

BACKGROUND

Bar Harbor Bankshares (NYSE American: BHB) is the parent company of its wholly-owned subsidiary, Bar Harbor Bank & Trust. Founded in 1887, Bar Harbor Bank & Trust is a true community bank serving the financial needs of its clients for over 135 years. Bar Harbor provides full-service community banking with office locations in all three Northern New England states of Maine, New Hampshire and Vermont. For more information, visit www.barharbor.bank.

FORWARD LOOKING STATEMENTS

Certain statements under the headings “SECOND QUARTER HIGHLIGHTS” and “RESULTS OF OPERATIONS” contained in this document, that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this earnings release the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," "target" and similar expressions are intended to identify forward-looking statements, but these terms are not the exclusive means of identifying forward-looking statements. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including among other things, changes in general economic and business conditions, increased competitive pressures, changes in the interest rate environment, legislative and regulatory change, changes in the financial markets, and other risks and uncertainties disclosed from time to time in documents that the Company files with the Securities and Exchange Commission, including but not limited to those discussed in the section titled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any subsequently filed Quarterly Reports on Form 10-Q. Because of these and other uncertainties, the Company’s actual results, performance or achievements, or industry results, may be materially different from the results indicated by these forward-looking statements. In addition, the Company’s past results of operations do not necessarily indicate future results. You should not place undue reliance on any of the forward-looking statements, which speak only as of the dates on which they were made. The Company is not undertaking an obligation to update forward-looking statements, even though its situation may change in the future, except as required under federal securities law. The Company qualifies all of its forward-looking statements by these cautionary statements.

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NON-GAAP FINANCIAL MEASURES

This document contains certain non-GAAP financial measures in addition to results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company's GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided below. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP core earnings can be of substantial importance to the Company's results for any particular quarter or year. The Company's non-GAAP core earnings information set forth is not necessarily comparable to non-GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company's GAAP financial information.

The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations, including gains/losses on securities, premises, equipment and other real estate owned, acquisition costs, restructuring costs, legal settlements, and systems conversion costs. Non-GAAP adjustments are presented net of an adjustment for income tax expense.

The Company also calculates core earnings per share based on its measure of core earnings. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company's performance. Management also believes that the computation of non-GAAP core earnings and core earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community.

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CONTACTS

Josephine Iannelli; EVP, Chief Financial Officer & Treasurer; (207) 288-3314

TABLE
INDEX	CONSOLIDATED FINANCIAL SCHEDULES (UNAUDITED)

A	Selected Financial Highlights
B	Balance Sheets
C	Loan and Deposit Analysis
D	Statements of Income
E	Statements of Income (Five Quarter Trend)
F	Average Yields and Costs
G	Average Balances
H	Asset Quality Analysis
I-J	Reconciliation of Non-GAAP Financial Measures (Five Quarter Trend) and Supplementary Data

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BAR HARBOR BANKSHARES

SELECTED FINANCIAL HIGHLIGHTS - UNAUDITED

	At or for the Quarters Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2022	2022	2021	2021	2021
PER SHARE DATA
Net earnings, diluted	$0.70	$0.60	$0.65	$0.73	$0.60
Core earnings, diluted (1)	0.70	0.62	0.68	0.73	0.63
Total book value	26.19	27.11	28.27	27.92	27.64
Tangible book value (1)	17.83	18.72	19.86	19.48	19.17
Market price at period end	25.86	28.62	28.93	28.05	28.62
Dividends	0.26	0.24	0.24	0.24	0.24

PERFORMANCE RATIOS (2)
Return on assets	1.14%	1.00%	1.02%	1.16%	0.97%
Core return on assets (1)	1.14	1.02	1.07	1.16	1.01
Pre-tax, pre-provision return on assets	1.50	1.28	1.26	1.43	1.13
Core pre-tax, pre-provision return on assets (1)	1.50	1.31	1.33	1.43	1.18
Return on equity	10.58	8.89	9.16	10.38	8.77
Core return on equity (1)	10.59	9.07	9.60	10.39	9.14
Return on tangible equity	15.74	13.01	13.30	15.08	12.91
Core return on tangible equity (1)	15.76	13.27	13.93	15.09	13.45
Net interest margin, fully taxable equivalent (FTE) (1) (3)	3.19	2.95	2.79	3.02	2.74
Core net interest margin (1) (4)	3.19	2.93	2.69	2.75	2.67
Efficiency ratio (1)	59.25	62.40	60.74	59.18	63.45

FINANCIAL DATA (In millions)
Total assets	$3,712	$3,692	$3,709	$3,738	$3,639
Total earning assets (5)	3,399	3,367	3,380	3,394	3,282
Total investments	593	611	626	556	636
Total loans	2,727	2,655	2,532	2,534	2,516
Allowance for credit losses	24	23	23	22	23
Total goodwill and intangible assets	126	126	126	126	127
Total deposits	3,079	3,048	3,049	3,007	2,822
Total shareholders' equity	394	407	424	418	414
Net income	11	9	10	11	9
Core earnings (1)	11	9	10	11	9

ASSET QUALITY AND CONDITION RATIOS
Net (recoveries) charge-offs (current quarter annualized)/average loans	(0.01)%	(0.01)%	—%	0.03%	0.01%
Allowance for credit losses/total loans	0.87	0.87	0.90	0.89	0.91
Loans/deposits	89	87	83	84	89
Shareholders' equity to total assets	10.60	11.02	11.43	11.19	11.37
Tangible shareholders' equity to tangible assets	7.47	7.88	8.32	8.08	8.17

(1)	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in table I-J for additional information.
(2)	All performance ratios are based on average balance sheet amounts, where applicable.
(3)	Fully taxable equivalent considers the impact of tax-advantaged investment securities and loans.
(4)	Core net interest margin excludes Paycheck Protection Program loans.
(5)	Earning assets includes non-accruing loans and interest-bearing deposits with other banks. Securities are valued at amortized cost.

A

BAR HARBOR BANKSHARES

CONSOLIDATED BALANCE SHEETS - UNAUDITED

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)	2022	2022	2021	2021	2021
Assets
Cash and due from banks	$40,834	$38,656	$33,508	$39,081	$41,440
Interest-earning deposits with other banks	26,282	72,393	216,881	302,118	132,278
Total cash and cash equivalents	67,116	111,049	250,389	341,199	173,718

Securities available for sale	586,142	603,910	618,276	545,327	621,849
Federal Home Loan Bank stock	6,572	7,384	7,384	10,192	14,145
Total securities	592,714	611,294	625,660	555,519	635,994

Loans held for sale	3,539	2,843	5,523	7,505	7,942

Total loans	2,727,274	2,654,562	2,531,910	2,534,154	2,515,560
Less: Allowance for credit losses	(23,756)	(23,190)	(22,718)	(22,448)	(22,815)
Net loans	2,703,518	2,631,372	2,509,192	2,511,706	2,492,745

Premises and equipment, net	48,350	48,891	49,382	50,070	51,119
Other real estate owned	—	—	—	—	—
Goodwill	119,477	119,477	119,477	119,477	119,477
Other intangible assets	6,267	6,500	6,733	6,966	7,198
Cash surrender value of bank-owned life insurance	80,262	79,861	79,020	79,380	78,886
Deferred tax asset, net	18,405	12,614	5,547	5,811	4,902
Other assets	72,596	68,169	58,310	60,712	67,064
Total assets	$3,712,244	$3,692,070	$3,709,233	$3,738,345	$3,639,045

Liabilities and shareholders' equity
Demand and other non-interest bearing deposits	$670,268	$653,471	$664,420	$664,395	$599,598
NOW deposits	883,239	918,768	940,631	888,021	802,681
Savings deposits	663,676	658,834	628,670	605,977	578,361
Money market deposits	499,456	424,750	389,291	379,651	371,075
Time deposits	361,906	391,940	425,532	469,221	470,758
Total deposits	3,078,545	3,047,763	3,048,544	3,007,265	2,822,473

Senior borrowings	117,347	118,538	118,400	190,267	279,991
Subordinated borrowings	60,206	60,165	60,124	60,083	60,042
Total borrowings	177,553	178,703	178,524	250,350	340,033

Other liabilities	62,549	58,605	58,018	62,295	62,779
Total liabilities	3,318,647	3,285,071	3,285,086	3,319,910	3,225,285

Total shareholders’ equity	393,597	406,999	424,147	418,435	413,760
Total liabilities and shareholders’ equity	$3,712,244	$3,692,070	$3,709,233	$3,738,345	$3,639,045

Net shares outstanding	15,026	15,013	15,001	14,987	14,972

B

BAR HARBOR BANKSHARES

CONSOLIDATED LOAN & DEPOSIT ANALYSIS - UNAUDITED

LOAN ANALYSIS

						Annualized
						Growth %
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Quarter	Year
(in thousands)	2022	2022	2021	2021	2021	to Date	to Date
Commercial real estate	$1,331,860	$1,289,968	$1,210,580	$1,170,372	$1,135,857	13%	20%
Commercial and industrial	360,304	346,394	340,129	331,091	327,729	16	12
Paycheck Protection Program (PPP)	170	1,126	6,669	24,227	65,918	*	*
Total commercial loans	1,692,334	1,637,488	1,557,378	1,525,690	1,529,504	13	17
Total commercial loans, excluding PPP	1,692,164	1,636,362	1,550,709	1,501,463	1,463,586	14	18

Residential real estate	876,644	868,382	821,004	849,692	822,774	4	14
Consumer	100,816	96,876	98,949	100,933	103,589	16	4
Tax exempt and other	57,480	51,816	54,579	57,839	59,693	44	11
Total loans	$2,727,274	$2,654,562	$2,531,910	$2,534,154	$2,515,560	11%	15%

DEPOSIT ANALYSIS

						Annualized
						Growth %
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Quarter	Year
(in thousands)	2022	2022	2021	2021	2021	to Date	to Date
Demand	$670,268	$653,471	$664,420	$664,395	$599,598	10%	2%
NOW	883,239	918,768	940,631	888,021	802,681	(15)	(12)
Savings	663,676	658,834	628,670	605,977	578,361	3	11
Money market	499,456	424,750	389,291	379,651	371,075	70	57
Total non-maturity deposits	2,716,639	2,655,823	2,623,012	2,538,044	2,351,715	9	7
Total time deposits	361,906	391,940	425,532	469,221	470,758	(31)	(30)
Total deposits	$3,078,545	$3,047,763	$3,048,544	$3,007,265	$2,822,473	4%	2%

*Indicates ratios of 100% or greater.

C

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME – UNAUDITED

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share data)	2022	2021	2022	2021
Interest and dividend income
Loans	$24,581	$23,191	$47,252	$47,396
Securities and other	4,207	3,992	8,033	7,971
Total interest and dividend income	28,788	27,183	55,285	55,367
Interest expense
Deposits	1,195	2,603	2,384	5,554
Borrowings	1,074	1,826	2,084	3,637
Total interest expense	2,269	4,429	4,468	9,191
Net interest income	26,519	22,754	50,817	46,176
Provision for credit losses	534	(765)	911	(1,254)
Net interest income after provision for credit losses	25,985	23,519	49,906	47,430
Non-interest income
Trust and investment management fee income	3,829	3,801	7,583	7,467
Customer service fees	3,656	3,257	7,272	6,227
Gain on sales of securities, net	—	50	9	50
Mortgage banking income	488	1,553	1,112	4,123
Bank-owned life insurance income	504	498	1,005	1,016
Customer derivative income	137	86	155	496
Other income	347	260	1,134	374
Total non-interest income	8,961	9,505	18,270	19,753
Non-interest expense
Salaries and employee benefits	11,368	11,356	23,515	23,532
Occupancy and equipment	4,373	3,894	8,796	8,222
Loss (gain) on sales of premises and equipment, net	10	1	(65)	9
Outside services	410	533	750	965
Professional services	528	151	701	709
Communication	188	198	413	519
Marketing	369	534	632	824
Amortization of intangible assets	233	233	466	474
Loss on debt extinguishment	—	—	—	—
Acquisition, conversion and other expenses	—	552	325	1,441
Other expenses	4,221	4,272	8,053	7,520
Total non-interest expense	21,700	21,724	43,586	44,215
Income before income taxes	13,246	11,300	24,590	22,968
Income tax expense	2,743	2,275	4,975	4,463
Net income	$10,503	$9,025	$19,615	$18,505

Earnings per share:
Basic	$0.70	$0.60	$1.31	$1.24
Diluted	0.70	0.60	1.30	1.23

Weighted average shares outstanding:
Basic	15,018	14,965	15,014	14,950
Diluted	15,077	15,042	15,094	15,026

D

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME (5 Quarter Trend) - UNAUDITED

	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands, except per share data)	2022	2022	2021	2021	2021
Interest and dividend income
Loans	$24,581	$22,671	$22,746	$25,094	$23,191
Securities and other	4,207	3,826	3,776	3,821	3,992
Total interest and dividend income	28,788	26,497	26,522	28,915	27,183
Interest expense
Deposits	1,195	1,189	1,434	1,555	2,603
Borrowings	1,074	1,010	1,273	1,778	1,826
Total interest expense	2,269	2,199	2,707	3,333	4,429
Net interest income	26,519	24,298	23,815	25,582	22,754
Provision for credit losses	534	377	126	(174)	(765)
Net interest income after provision for credit losses	25,985	23,921	23,689	25,756	23,519
Non-interest income
Trust and investment management fee income	3,829	3,754	3,844	3,868	3,801
Customer service fees	3,656	3,616	3,470	3,515	3,257
Gain on sales of securities, net	—	9	890	1,930	50
Mortgage banking income	488	624	1,563	850	1,553
Bank-owned life insurance income	504	501	669	494	498
Customer derivative income	137	18	173	341	86
Other income	347	787	549	352	260
Total non-interest income	8,961	9,309	11,158	11,350	9,505
Non-interest expense
Salaries and employee benefits	11,368	12,147	11,842	11,743	11,356
Occupancy and equipment	4,373	4,423	4,105	4,029	3,894
Loss (gain) on sales of premises and equipment, net	10	(75)	515	(146)	1
Outside services	410	340	431	547	533
Professional services	528	173	556	491	151
Communication	188	225	205	188	198
Marketing	369	263	378	339	534
Amortization of intangible assets	233	233	233	233	233
Loss on debt extinguishment	—	—	1,083	1,768	—
Acquisition, conversion and other expenses	—	325	(92)	318	552
Other expenses	4,221	3,832	3,665	3,862	4,272
Total non-interest expense	21,700	21,886	22,921	23,372	21,724
Income before income taxes	13,246	11,344	11,926	13,734	11,300
Income tax expense	2,743	2,232	2,160	2,706	2,275
Net income	$10,503	$9,112	$9,766	$11,028	$9,025

Earnings per share:
Basic	$0.70	$0.61	$0.65	$0.74	$0.60
Diluted	0.70	0.60	0.65	0.73	0.60

Weighted average shares outstanding:
Basic	15,018	15,011	14,993	14,983	14,965
Diluted	15,077	15,102	15,075	15,051	15,042

E

BAR HARBOR BANKSHARES

AVERAGE YIELDS AND COSTS (Fully Taxable Equivalent (Non-GAAP) - Annualized) - UNAUDITED

	Quarters Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2022	2022	2021	2021	2021
Earning assets
Interest-earning deposits with other banks	0.80%	0.16%	0.16%	0.15%	0.09%
Securities available for sale and FHLB stock	2.69	2.55	2.66	2.59	2.66
Loans:
Commercial real estate	3.82	3.50	3.40	3.53	3.54
Commercial and industrial	3.67	3.46	3.23	3.79	3.60
Paycheck protection program	13.99	26.49	26.25	23.28	5.56
Residential real estate	3.55	3.55	3.61	3.64	3.80
Consumer	3.82	3.51	3.49	3.78	3.44
Total loans	3.71	3.54	3.58	3.98	3.70
Total earning assets	3.46%	3.21%	3.10%	3.41%	3.26%

Funding liabilities
Deposits:
NOW	0.14%	0.14%	0.14%	0.13%	0.12%
Savings	0.08	0.09	0.08	0.08	0.10
Money market	0.19	0.12	0.12	0.12	0.12
Time deposits	0.58	0.62	0.77	0.88	1.37
Total interest-bearing deposits	0.20	0.20	0.24	0.27	0.45
Borrowings	2.41	2.29	2.17	2.11	2.12
Total interest-bearing liabilities	0.36%	0.35%	0.41%	0.50%	0.66%

Net interest spread	3.10	2.86	2.69	2.91	2.60
Net interest margin	3.19	2.95	2.79	3.02	2.74
Core net interest margin (1)	3.19	2.93	2.69	2.75	2.67

(1)	Core net interest margin (Non-GAAP) excludes Paycheck Protection Program loans.

F

BAR HARBOR BANKSHARES

AVERAGE BALANCES - UNAUDITED

	Quarters Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)	2022	2022	2021	2021	2021
Assets
Interest-earning deposits with other banks (1)	$63,317	$140,383	$325,260	$284,429	$228,825
Securities available for sale and FHLB stock (2)	637,881	629,811	578,323	610,381	635,978
Loans:
Commercial real estate	1,296,162	1,264,798	1,189,803	1,153,813	1,122,831
Commercial and industrial	412,518	393,759	386,156	391,191	378,634
Paycheck protection program	788	2,999	14,824	45,835	76,701
Residential real estate	863,172	856,252	844,872	824,686	850,119
Consumer	98,588	97,594	100,723	101,545	104,851
Total loans (3)	2,671,228	2,615,402	2,536,378	2,517,070	2,533,136
Total earning assets	3,372,426	3,385,596	3,439,961	3,411,880	3,397,939
Cash and due from banks	35,051	32,742	37,818	38,750	21,414
Allowance for credit losses	(23,228)	(23,256)	(22,525)	(22,607)	(23,419)
Goodwill and other intangible assets	126,090	126,090	126,324	126,556	126,789
Other assets	174,880	190,846	200,097	209,509	223,362
Total assets	$3,685,219	$3,712,018	$3,781,675	$3,764,088	$3,746,085

Liabilities and shareholders' equity
Deposits:
NOW	$893,239	$930,556	$913,326	$860,206	$781,836
Savings	657,047	640,672	620,599	591,440	568,193
Money market	457,088	414,130	395,341	381,755	368,826
Time deposits	375,782	406,730	450,559	471,934	619,454
Total interest-bearing deposits	2,383,156	2,392,088	2,379,825	2,305,335	2,338,309
Borrowings	178,519	178,958	232,492	334,097	345,896
Total interest-bearing liabilities	2,561,675	2,571,046	2,612,317	2,639,432	2,684,205
Non-interest-bearing demand deposits	661,412	660,717	684,895	641,769	591,982
Other liabilities	63,912	64,619	61,480	61,436	57,227
Total liabilities	3,286,999	3,296,382	3,358,692	3,342,637	3,333,414
Total shareholders' equity	398,220	415,636	422,983	421,451	412,671
Total liabilities and shareholders' equity	$3,685,219	$3,712,018	$3,781,675	$3,764,088	$3,746,085

(1)	Total average interest-bearing deposits with other banks is net of Federal Reserve daily cash letter.
(2)	Average balances for securities available-for-sale are based on amortized cost.
(3)	Total average loans include non-accruing loans and loans held for sale.

G

BAR HARBOR BANKSHARES

ASSET QUALITY ANALYSIS - UNAUDITED

	At or for the Quarters Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)	2022	2022	2021	2021	2021
NON-PERFORMING ASSETS
Non-accruing loans:
Commercial real estate	$1,483	$1,633	$2,890	$3,646	$4,367
Commercial installment	632	905	1,056	1,163	1,370
Residential real estate	4,882	5,612	5,192	6,311	6,788
Consumer installment	881	1,063	1,053	1,087	1,054
Total non-accruing loans	7,878	9,213	10,191	12,207	13,579
Other real estate owned	—	—	—	—	—
Total non-performing assets	$7,878	$9,213	$10,191	$12,207	$13,579

Total non-accruing loans/total loans	0.29%	0.35%	0.40%	0.48%	0.54%
Total non-performing assets/total assets	0.21	0.25	0.27	0.33	0.37

PROVISION AND ALLOWANCE FOR CREDIT LOSSES
Balance at beginning of period	$23,190	$22,718	$22,448	$22,815	$23,653
Charged-off loans	(62)	(83)	(154)	(286)	(239)
Recoveries on charged-off loans	94	178	298	93	166
Net loans charged-off	32	95	144	(193)	(73)
Provision for credit losses	534	377	126	(174)	(765)
Balance at end of period	$23,756	$23,190	$22,718	$22,448	$22,815

Allowance for credit losses/total loans	0.87%	0.87%	0.90%	0.89%	0.91%
Allowance for credit losses/non-accruing loans	300	252	223	184	168

NET LOAN (CHARGE-OFFS) RECOVERIES
Commercial real estate	$59	$54	$216	$(69)	$(105)
Commercial installment	12	25	53	(24)	(7)
Residential real estate	6	76	8	13	88
Consumer installment	(45)	(60)	(133)	(113)	(49)
Total, net	$32	$95	$144	$(193)	$(73)

Net (recoveries) charge-offs (QTD annualized)/average loans	—%	(0.01)%	(0.02)%	0.03%	0.01%
Net (recoveries) charge-offs (YTD annualized)/average loans	(0.01)	(0.01)	0.01	0.02	0.02

DELINQUENT AND NON-ACCRUING LOANS/ TOTAL LOANS
30-89 Days delinquent	0.09%	0.22%	0.31%	0.09%	0.13%
90+ Days delinquent and still accruing	0.03	0.03	0.01	0.02	0.02
Total accruing delinquent loans	0.12	0.25	0.32	0.12	0.15
Non-accruing loans	0.29	0.35	0.40	0.48	0.54
Total delinquent and non-accruing loans	0.41%	0.60%	0.72%	0.60%	0.69%

H

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)		2022	2022	2021	2021	2021
Net income		$10,503	$9,112	$9,766	$11,028	$9,025
Non-core items:
Gain on sale of securities, net		—	(9)	(890)	(1,930)	(50)
Loss (gain) on sale of premises and equipment, net		10	(75)	515	(146)	1
Loss on debt extinguishment		—	—	1,083	1,768	—
Acquisition, conversion and other expenses		—	325	(92)	318	552
Income tax expense (1)		(2)	(56)	(144)	(2)	(119)
Total non-core items		8	185	472	8	384
Core earnings (2)	(A)	$10,511	$9,297	$10,238	$11,036	$9,409

Net interest income	(B)	$26,519	$24,298	$23,815	$25,582	$22,754
Non-interest income		8,961	9,309	11,158	11,350	9,505
Total Revenue		35,480	33,607	34,973	36,932	32,259
Gain on sale of securities, net		—	(9)	(890)	(1,930)	(50)
Total core revenue (2)	(C)	$35,480	$33,598	$34,083	$35,002	$32,209

Total non-interest expense		21,700	21,886	22,921	23,372	21,724
Non-core expenses:
(Loss) gain on sale of premises and equipment, net		(10)	75	(515)	146	(1)
Loss on debt extinguishment		—	—	(1,083)	(1,768)	—
Acquisition, conversion and other expenses		—	(325)	92	(318)	(552)
Total non-core expenses		(10)	(250)	(1,506)	(1,940)	(553)
Core non-interest expense (2)	(D)	$21,690	$21,636	$21,415	$21,432	$21,171

Total revenue		35,480	33,607	34,973	36,932	32,259
Total non-interest expense		21,700	21,886	22,921	23,372	21,724
Pre-tax, pre-provision net revenue		$13,780	$11,721	$12,052	$13,560	$10,535

Core revenue(2)		35,480	33,598	34,083	35,002	32,209
Core non-interest expense(2)		21,690	21,636	21,415	21,432	21,171
Core pre-tax, pre-provision net revenue(2)	(U)	$13,790	$11,962	$12,668	$13,570	$11,038

(in millions)
Average earning assets	(E)	$3,372	$3,386	$3,440	$3,412	$3,398
Average paycheck protection program (PPP) loans	(R)	1	3	15	46	77
Average earning assets, excluding PPP loans	(S)	3,371	3,383	3,425	3,366	3,321
Average assets	(F)	3,685	3,712	3,764	3,764	3,746
Average shareholders' equity	(G)	398	416	423	421	413
Average tangible shareholders' equity (2) (3)	(H)	272	290	297	295	286
Tangible shareholders' equity, period-end (2) (3)	(I)	268	281	298	292	287
Tangible assets, period-end (2) (3)	(J)	3,587	3,566	3,583	3,612	3,512

I

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
(in thousands)		2022	2022	2021	2021	2021
Common shares outstanding, period-end	(K)	15,018	15,013	15,001	14,987	14,972
Average diluted shares outstanding	(L)	15,077	15,102	15,075	15,051	15,042

Core earnings per share, diluted (2)	(A/L)	$0.70	$0.62	$0.68	$0.73	$0.63
Tangible book value per share, period-end (2)	(I/K)	17.83	18.72	19.86	19.48	19.17
Securities adjustment, net of tax (1) (4)	(M)	(38,304)	(20,225)	1,985	4,398	7,237
Tangible book value per share, excluding securities adjustment (2) (4)	(I+M)/K	20.38	20.07	19.73	19.19	18.69
Tangible shareholders' equity/total tangible assets (2)	(I/J)	7.47	7.88	8.32	8.08	8.17

Performance ratios (5)
GAAP return on assets		1.14%	1.00%	1.02%	1.16%	0.97%
Core return on assets (2)	(A/F)	1.14	1.02	1.07	1.16	1.01
Pre-tax, pre-provision return on assets		1.50	1.28	1.26	1.43	1.13
Core pre-tax, pre-provision return on assets (2)	(U/F)	1.50	1.31	1.33	1.43	1.18
GAAP return on equity		10.58	8.89	9.16	10.38	8.77
Core return on equity (2)	(A/G)	10.59	9.07	9.60	10.39	9.14
Return on tangible equity		15.74	13.01	13.30	15.08	12.91
Core return on tangible equity (1) (2)	(A+Q)/H	15.76	13.27	13.93	15.09	13.45
Efficiency ratio (2) (6)	(D-O-Q)/(C+N)	59.25	62.40	60.74	59.18	63.45
Net interest margin	(B+P)/E	3.19	2.95	2.79	3.02	2.74
Core net interest margin (2) (7)	(B+P-T)/S	3.19	2.93	2.69	2.75	2.67

Supplementary data (in thousands)
Taxable equivalent adjustment for efficiency ratio	(N)	$491	$476	$573	$576	$586
Franchise taxes included in non-interest expense	(O)	144	141	132	143	128
Tax equivalent adjustment for net interest margin	(P)	334	320	369	421	430
Intangible amortization	(Q)	233	233	233	233	233
Interest and fees on PPP loans	(T)	27	196	981	2,690	1,064

(1)	Assumes a marginal tax rate of 23.41% for the first and second quarter of 2022 and fourth quarter of 2021 and 23.71% for the first three quarters of 2021.
(2)	Non-GAAP financial measure.
(3)	Tangible shareholders' equity is computed by taking total shareholders' equity less the intangible assets at period-end. Tangible assets is computed by taking total assets less the intangible assets at period-end.
(4)	Securities adjustment, net of tax represents the total unrealized loss on available-for-sale securities recorded on the Company's consolidated balance sheets within total common shareholders' equity.
(5)	All performance ratios are based on average balance sheet amounts, where applicable.
(6)	Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis.
(7)	Core net interest margin excludes Paycheck Protection Program loans.

J